MFS(R) MANAGED SECTORS FUND

                      Supplement to the Current Prospectus

Effective October 31, 2003, the Portfolio Manager section of the MFS Managed Sectors Fund prospectus is hereby restated as follows:

         The fund is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each an MFS Senior Vice President, and Margaret W. Adams, an MFS Vice President. These individuals have each been a portfolio manager of the fund since: Mr. Pesek, Mr. Ali and Ms. Adams - August 2002, and they have each been employed in the MFS investment management area since: Mr. Pesek - 1994, Mr. Ali - 1993 and Ms. Adams - 2000. Prior to joining MFS, Ms. Adams was employed in the investment management area of J.P. Morgan & Co. Ms. Adams will coordinate the overall investment process of this fund.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                The date of this Supplement is November 26, 2003.